                                                                EXECUTION COPY

                     ASSIGNMENT AND ASSUMPTION AGREEMENT

      ASSIGNMENT  AND  ASSUMPTION  AGREEMENT,  dated as of October  27,  2006, between  Residential  Funding  Company,  LLC,  a  Delaware  limited  liability company  ("RFC") and  Residential  Asset  Securities  Corporation,  a Delaware
corporation (the "Company").

                                   Recitals

      A.    RFC has entered into seller  contracts  ("Seller  Contracts") with certain sellers and servicers.

      B.    The Company  wishes to purchase  from RFC certain  Mortgage  Loans
(as hereinafter defined) originated pursuant to the Seller Contracts.

      C.    The  Company,  RFC,  as master  servicer  (in such  capacity,  the
"Master  Servicer"),  and U.S.  Bank  National  Association,  as trustee  (the
"Trustee"),  are entering into a Pooling and Servicing  Agreement  dated as of
October  27, 2006 (the "Pooling and Servicing  Agreement"),  pursuant to which the Trust  proposes to issue Home Equity  Mortgage  Asset-Backed  Pass-Through
Certificates,  Series 2006-EMX9 (the  "Certificates")  consisting of seventeen classes  designated as  Class A-I-1,  Class A-I-2,  Class A-I-3,  Class A-I-4,
Class A-II,  Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6,
Class M-7,   Class M-8,   Class M-9,   Class   M-10,   Class SB   and  Class R
representing  beneficial ownership interests solely in a trust fund consisting primarily  of a pool that will be divided  into (i) the  adjustable  and fixed rate  one-to  four-family  mortgage  loans  identified  on Exhibit  F-1 to the
Pooling and Servicing  Agreement (the "Group I Loans") and (ii) the adjustable and fixed rate one- to four-family  mortgage  loans  identified on Exhibit F-2 to the Pooling and Servicing  Agreement  (the  "Group II  Loans," and together with the Group I Loans, the "Mortgage Loans").

      D.    In  connection  with  the  purchase  of the  Mortgage  Loans,  the
Company  will  assign  to RFC  the  Class SB  and  Class R  Certificates  (the
"Retained Certificates").  The Class A-I-1,  Class A-I-2,  Class A-I-3,  Class
A-I-4, Class A-II,  Class M-1,  Class M-2,  Class M-3,  Class M-4,  Class M-5,
Class M-6,  Class M-7,  Class M-8,  Class M-9 and Class M-10 Certificates were
offered   to   investors   pursuant   to   a   Prospectus   Supplement   dated
October 25, 2006 (the "Prospectus Supplement").

      E.    In  connection  with the  purchase of the  Mortgage  Loans and the issuance of the Certificates,  RFC wishes to make certain  representations and warranties  to the  Company  and to assign  certain  of its  rights  under the
Seller  Contracts to the Company,  and the Company wishes to assume certain of
RFC's obligations under the Seller Contracts.

      F.    The  Company  and RFC  intend  that the  conveyance  by RFC to the
Company of all its right,  title and  interest  in and to the  Mortgage  Loans pursuant to this  Agreement  shall  constitute  a purchase  and sale and not a loan.

      NOW THEREFORE,  in consideration of the recitals and the mutual promises herein  and  other  good and  valuable  consideration,  the  parties  agree as follows:

1.    All  capitalized  terms  used  but not  defined  herein  shall  have the meanings assigned thereto in the Pooling and Servicing Agreement.

2.    Concurrently with the execution and delivery hereof,  RFC hereby assigns to the Company  without  recourse all of its right,  title and interest in and to the Mortgage  Loans,  including all interest and  principal  received on or with  respect  to the  Mortgage  Loans  after the  Cut-off  Date  (other  than
payments  of  principal   and   interest   due  on  the   Mortgage   Loans  in
October 2006).  In  consideration  of such  assignment,  RFC will receive from
the   Company,   in   immediately   available   funds,   an  amount  equal  to
$716,819,049.08  and  the  Retained  Certificates.  In  connection  with  such assignment  and  at the  Company's  direction,  RFC  has in  respect  of  each
Mortgage  Loan  endorsed the related  Mortgage  Note (other than any Destroyed
Mortgage Note,  hereinafter defined) to the order of the Trustee and delivered an assignment of mortgage in  recordable  form to the Trustee or its agent.  A
"Destroyed  Mortgage  Note"  means a Mortgage  Note the  original of which was permanently lost or destroyed.

      The Company and RFC intend that the  conveyance by RFC to the Company of all its right,  title and  interest in and to the Mortgage  Loans  pursuant to this Section 2 shall be, and be construed as, a sale of the Mortgage  Loans by
RFC to the Company.  It is,  further,  not intended  that such  conveyance  be deemed to be a pledge of the Mortgage  Loans by RFC to the Company to secure a debt or other  obligation of RFC.  Nonetheless  (a) this Agreement is intended to be and hereby is deemed to be a security  agreement  within the  meaning of
Articles 8 and 9 of the  Minnesota  Uniform  Commercial  Code and the  Uniform
Commercial  Code of any  other  applicable  jurisdiction;  (b) the  conveyance provided  for in this  Section  shall  be  deemed  to be a grant by RFC to the
Company of a security  interest in all of RFC's right  (including the power to convey  title  thereto),  title and  interest,  whether now owned or hereafter acquired, in and to (A) the Mortgage Loans,  including the Mortgage Notes, the
Mortgages,  any related  insurance  policies  and all other  documents  in the related  Mortgage  Files,  (B) all amounts  payable  pursuant to the  Mortgage
Loans  in  accordance  with  the  terms  thereof  and (C) any and all  general intangibles  consisting  of, arising from or relating to any of the foregoing, and  all  proceeds  of  the  conversion,  voluntary  or  involuntary,  of  the foregoing into cash,  instruments,  securities or other  property,  including, without  limitation,  all  amounts  from time to time held or  invested in the
Certificate  Account or the  Custodial  Account,  whether in the form of cash, instruments,  securities or other property; (c) the possession by the Trustee, the  Custodian  or any other agent of the  Trustee of  Mortgage  Notes or such
other  items  of   property  as   constitute   instruments,   money,   payment
intangibles,   negotiable  documents,  goods,  deposit  accounts,  letters  of credit,  advices of credit,  investment property,  certificated  securities or chattel  paper shall be deemed to be  "possession  by the  secured  party," or possession by a purchaser or a person  designated by such secured  party,  for purposes  of  perfecting  the  security  interest  pursuant  to the  Minnesota
Uniform  Commercial  Code  and  the  Uniform  Commercial  Code  of  any  other applicable jurisdiction  (including without limitation,  Sections 8-106, 9-313 and 9-106 thereof);  and  (d) notifications  to persons holding such property, and  acknowledgments,  receipts or  confirmations  from  persons  holding such property,  shall be deemed  notifications to, or acknowledgments,  receipts or
confirmations   from,   financial   intermediaries,   bailees  or  agents  (as
applicable)  of the  Trustee  for the  purpose  of  perfecting  such  security interest under  applicable law. RFC shall, to the extent  consistent with this
Agreement,  take such  reasonable  actions as may be necessary to ensure that, if this  Agreement  were deemed to create a security  interest in the Mortgage
Loans and the other property  described above, such security interest would be deemed to be a perfected  security interest of first priority under applicable law and will be  maintained  as such  throughout  the term of this  Agreement.
Without  limiting  the  generality  of the  foregoing,  RFC shall  prepare and deliver to the  Company  not less than 15 days prior to any filing  date,  and the  Company  shall file,  or shall cause to be filed,  at the expense of RFC, all filings  necessary to maintain the  effectiveness  of any original filings necessary under the Uniform  Commercial Code as in effect in any  jurisdiction to perfect the Company's  security  interest in or lien on the Mortgage  Loans including without limitation (x) continuation  statements,  and (y) such other statements  as may be  occasioned  by (1)  any  change  of  name of RFC or the
Company,  (2) any  change  of  location  of the state of  formation,  place of business  or the chief  executive  office of RFC,  or (3) any  transfer of any interest of RFC in any Mortgage Loan.

3.    Concurrently with the execution and delivery hereof,  the Company hereby assigns to RFC without  recourse  all of its right,  title and interest in and to the Retained  Certificates as part of the  consideration  payable to RFC by the Company pursuant to this Agreement.

4.    RFC  represents  and  warrants  to the  Company,  with  respect  to each
Mortgage  Loan  that  on the  date  of  execution  hereof  (or,  if  otherwise
specified   below,  as  of  the  date  so  specified  and  provided  that  all percentages of the Mortgage Loans  described in this Section 4 are approximate percentages  by  outstanding  principal  balance  determined as of the Cut-off
Date after deducting payments due during the month of the Cut-off Date):

(i)   Immediately  prior to the delivery of the Mortgage Loans to the Company,
RFC had good title to, and was the sole owner of, each  Mortgage Loan free and clear of any  pledge,  lien or  security  interest  (other  than (a) rights to servicing  and related  compensation,  and (b) any senior  lien  relating to a
Mortgage  Loan listed on Exhibit A attached  hereto (the "Junior Lien Mortgage
Loans"))  and had full right and  authority  to sell and  assign the  Mortgage
Loans pursuant to this Agreement.

(ii)  The proceeds of the Mortgage  Loan have been fully  disbursed,  there is no requirement for future advances  thereunder and any and all requirements as to completion of any on-site or off-site  improvements and as to disbursements of any escrow funds therefor  (including any escrow funds held to make Monthly
Payments  pending  completion of such  improvements)  have been complied with.
All costs,  fees and expenses  incurred in making,  closing or  recording  the
Mortgage Loans were paid.

(iii) The  Mortgagor   (including  any  party  secondarily  liable  under  the
Mortgage  File) has no right of  set-off,  defense,  counterclaim  or right of rescission  as to any document in the Mortgage  File except as may be provided under the Relief Act.

(iv)  RFC and any other  originator,  servicer or other previous owner of each
Mortgage  Loan has  obtained  all  licenses  and  effected  all  registrations required under all applicable local,  state and federal laws,  regulations and orders,  including  without  limitation  truth in lending and disclosure laws, necessary to own or originate  the Mortgage  Loans (the failure to obtain such licenses or to comply with such laws,  regulations  and orders would make such
Mortgage Loans void or voidable).

(v)   A policy of title insurance,  in the form and amount that is in material compliance  with the Program  Guide,  was  effective as of the closing of each
Mortgage  Loan,  is valid and  binding,  and  remains in full force and effect except  for  Mortgaged  Properties  located  in the  State  of Iowa  where  an attorney's  certificate  has been  provided  in  accordance  with the  Program
Guide.  No claims  have been made  under such  title  insurance  policy and no holder of the  related  mortgage,  including  RFC,  has done or  omitted to do anything which would impair the coverage of such title insurance policy.

(vi)  Each  Mortgage  Loan is a valid and  enforceable  first  lien (or in the case  of the  Junior  Lien  Mortgage  Loans,  junior  lien)  on the  Mortgaged
Property subject only to (1) the lien of  nondelinquent  current real property taxes and assessments, (2) covenants,  conditions and restrictions,  rights of way,  easements and other matters of public record as of the date of recording of such  Mortgage,  such  exceptions  appearing of record being  acceptable to mortgage  lending  institutions  generally  or  specifically  reflected in the appraisal  made in connection  with the  origination  of the related  Mortgage
Loan,  and (3) other  matters to which like  properties  are commonly  subject that do not materially  interfere  with the benefits of the security  intended to be provided by such Mortgage.

(vii) All  improvements  which were  considered in  determining  the Appraised
Value of the  Mortgaged  Property  lie wholly  within the  boundaries  and the building  restriction lines of the Mortgaged Premises,  or the policy of title insurance  affirmatively  insures  against  loss or  damage  by  reason of any violation,  variation,  encroachment  or adverse  circumstance  that either is disclosed or would have been disclosed by an accurate survey.

(viii)      There  are  no  delinquent  tax  or  delinquent  assessment  liens against the related Mortgaged  Property,  and there are no mechanic's liens or claims  for  work,  labor  or  material  or any  other  liens  affecting  such
Mortgaged  Property  which are or may be a lien prior to, or equal  with,  the lien of the  Mortgage  assigned  to RFC,  except  those liens that are insured against by the policy of title insurance and described in (v) above.

(ix)  Each  Mortgaged  Property  is free  of  material  damage  and is in good repair and no notice of condemnation has been given with respect thereto.

(x)   The  improvements  upon the Mortgaged  Property are insured against loss by fire and other hazards as required by the Program  Guide,  including  flood insurance  if required  under the National  Flood  Insurance  Act of 1968,  as amended.  The  Mortgage  requires  the  Mortgagor  to maintain  such  casualty insurance at the Mortgagor's  expense,  and on the  Mortgagor's  failure to do so,  authorizes  the  holder of the  Mortgage  to  obtain  and  maintain  such insurance at the Mortgagor's expense and to seek reimbursement  therefore from the Mortgagor.

(xi)  The   appraisal   was  made  by  an  appraiser  who  meets  the  minimum
qualifications for appraisers as specified in the Program Guide.

(xii) Each Mortgage Note and Mortgage  constitutes a legal,  valid and binding obligation of the Mortgagor  enforceable  in accordance  with its terms except
as  limited  by  bankruptcy,   insolvency  or  other  similar  laws  affecting
generally the enforcement of creditors' rights.

(xiii)      Each  Mortgage  Loan is  covered by a  standard  hazard  insurance policy.

(xiv) None of the Mortgage Loans are secured by a leasehold estate.

(xv)  The  information set forth on the Mortgage Loan Schedule with respect to each  Mortgage  Loan is true and  correct in all  material  respects as of the date or dates which such information is furnished.

(xvi) None of the Group I Loans are 30 to 59 days  Delinquent  in  payment  of principal or interest.  No more than  approximately  0.1% of the Group I Loans have been a maximum of 30 to 59 days  Delinquent  in payment of  principal  or interest  in the  last 12  months.  None of the  Group I Loans  are 60 or more days  Delinquent  in payment of  principal  or  interest.  None of the Group I
Loans  have  been a  maximum  of 60 or more  days  Delinquent  in  payment  of principal  or interest  in the last 12 months.  None of the Group II Loans are
30 or more days  Delinquent in payment of principal or interest.  No more than approximately  0.1% of the Group II Loans  have  been a maximum  of 30 or more days  Delinquent  in payment of  principal  or interest in the last 12 months.
For the  purposes  of  this  representation  a  Mortgage  Loan  is  considered
Delinquent  if a Subservicer  or the Master  Servicer has made any advances on the  Mortgage  Loan  that  have not been  reimbursed  out of  payments  by the
mortgagor  or  on  the   mortgagor's   behalf  from  a  source  other  than  a
Subservicer, a Seller, the Master Servicer or an affiliated entity of either.

(xvii)      None of the Mortgage Loans with Loan-to-Value  Ratios, or combined
Loan-to-Value  Ratios with  respect to Junior Lien Loans,  at  origination  in excess of 80% are  insured  by a  borrower-paid,  primary  mortgage  insurance policy.

(xviii)     The  weighted  average  Loan-to-Value  Ratios with  respect to the
Group I Loans,  and the Group II Loans, in each case by outstanding  principal balance at origination, are 86.3% and 86.7%, respectively.

(xix) No more than  approximately 0.5% of the Group I Loans are located in any one zip code  area in  Maryland  and no more  than  approximately  0.5% of the
Group I Loans are  located in any one zip code area  outside of  Maryland.  No more than  approximately 0.6% of the Group II Loans are located in any one zip code area outside of Massachusetts and no more than  approximately 0.4% of the
Group  II  Loans  are   located   in  any  one  zip  code  area   outside   of
Massachusetts.

(xx)  All of the  Mortgage  Loans that are  adjustable-rate  loans will adjust semi-annually  based on Six-Month  LIBOR.  Each of the Mortgage Loans that are adjustable-rate  loans will adjust on the  Adjustment  Date  specified  in the related  Mortgage Note to a rate equal to the sum (rounded as described in the related  Mortgage  Note) of the  related  Index  described  in the  Prospectus
Supplement  and the Note  Margin  set  forth  in the  related  Mortgage  Note, subject to the limitations  described in the Prospectus  Supplement,  and each
Mortgage  Loan has an  original  term to  maturity  from the date on which the first  monthly  payment  is due of not more than  approximately  30 years.  On each  Adjustment  Date,  the Mortgage  Rate on each  Mortgage  Loan that is an adjustable-rate  loan will be  adjusted  to equal the  related  Index plus the related  Gross  Margin,  subject in each case to the  Periodic  Rate Cap,  the
Mortgage  Rate and the  Minimum  Mortgage  Rate.  The  amount  of the  monthly payment  on  each  Mortgage  Loan  that  is an  adjustable-rate  loan  will be adjusted  on the  first  day of the  month  following  the  month in which the
Adjustment  Date occurs to equal the amount  necessary  to pay interest at the then-applicable  Mortgage  Rate to fully  amortize the  outstanding  principal balance of such Mortgage Loan over its remaining term to stated  maturity.  No
Mortgage Loan is subject to negative amortization.

(xxi) With respect to each Mortgage  constituting  a deed of trust, a trustee, duly  qualified  under  applicable  law to serve as  such,  has been  properly designated and currently so serves and is named in such Mortgage,  and no fees or expenses are or will become  payable by the holder of the Mortgage  Loan to the trustee  under the deed of trust,  except in  connection  with a trustee's sale after default by the Mortgagor.

(xxii)      Approximately 15.1% and 11.1% of the Mortgaged  Properties related to the  Group I  Loans  and the  Group II  Loans,  respectively,  are units in detached  planned  unit  developments.  Approximately  2.4%  and  1.9%  of the
Mortgaged  Properties  related to the Group I  Loans and the  Group II  Loans, respectively,  are units in attached planned unit developments.  Approximately
1.6% and 1.2% of the  Mortgaged  Properties  related to the Group I  Loans and the  Group II  Loans,  respectively,  are units in  townhouses.  Approximately
7.0% and 7.3% of the  Mortgaged  Properties  related to the Group I  Loans and the Group II  Loans,  respectively,  are  condominium  units.  Each  Mortgaged
Property is suitable for year-round occupancy.

(xxiii)     Approximately  94.0% and all of the Mortgaged  Properties  related to the Group I Loans and the Group II Loans, respectively,  are secured by the owner's  primary  residence.  Approximately  2.1%  and  none of the  Mortgaged
Properties related to the Group I Loans and the Group II Loans,  respectively, are secured by the owner's second or vacation  residence.  Approximately  3.9%
and none of the  Mortgaged  Properties  related to the  Group I  Loans and the
Group II Loans, respectively, are secured by a non-owner occupied residence.

(xxiv)      Approximately 62.7% and 69.7% of the Mortgaged  Properties related to the Group I  Loans and the  Group II  Loans,  respectively,  are secured by detached  one-family  dwelling  units.  Approximately  11.1%  and  9.0% of the
Mortgaged  Properties  related to the Group I  Loans and the  Group II  Loans, respectively, are secured by two- to four-family dwelling units.

(xxv) The  average  outstanding  principal  balance  of the  Group I  Loans at origination was  approximately  $191,469.  The average  outstanding  principal balance of the Group II Loans at origination was  approximately  $177,209.  No
Group I Loan at  origination  had a principal  balance of less than $13,000 or more  than  $1,000,000.  No  Group II  Loan  at  origination  had a  principal balance of less than $15,400 or more than $416,800.

(xxvi)      As of the Cut-off  Date,  all  Mortgage  Rate  adjustments  on the
Mortgage  Loans  that  have  reached  an  Adjustment  Date  have  been done in accordance with the terms of the related Mortgage Note.

(xxvii)     Any escrow  arrangements  established with respect to any Mortgage
Loan are in compliance with all applicable  local,  state and federal laws and are in compliance with the terms of the related Mortgage Note.

(xxviii)     Except as otherwise  specifically  set forth herein,  there is no default,  breach,  violation  or  event of  acceleration  existing  under  any
Mortgage  Note or Mortgage and no event which,  with notice and  expiration of any grace or cure period,  would  constitute a default,  breach,  violation or event of  acceleration,  and no such  default,  breach,  violation or event of acceleration  has  been  waived  by RFC or by any  other  entity  involved  in originating or servicing a Mortgage Loan.

(xxix)      Each  Mortgage  Loan  constitutes  a  "qualified  mortgage"  under
Section  860G(a)(3)(A)  of the Code and  Treasury  Regulation  Section  1.860G
2(a)(1),  (2), (4), (5), (6), (7) and (9),  without reliance on the provisions of Treasury  Regulation Section 1.860G 2(a)(3) or Treasury  Regulation Section
1.860G  2(f)(2) or any other  provision that would allow a Mortgage Loan to be treated as a  "qualified  mortgage"  notwithstanding  its  failure to meet the requirements  of Section  860G(a)(3)(A)  of the Code and  Treasury  Regulation
Section 1.860G 2(a)(1), (2), (4), (5), (6), (7) and (9).

(xxx) No more than 45.2% of the Group I  Loans have been  classified by RFC as
Credit Grade A4 Mortgage  Loans,  no more than 33.9% of the Group I Loans have been  classified by RFC as Credit Grade A5 Mortgage  Loans, no more than 10.6%
of the Group I  Loans have been  classified by RFC as Credit Grade AX Mortgage
Loans,  no more than 5.8% of the Group I Loans have been  classified by RFC as
Credit Grade AM Mortgage  Loans,  no more than 2.7% of the Group I  Loans have been  classified by RFC as Credit Grade B Mortgage Loans and no more than 2.1%
of the Group I  Loans have been  classified  by RFC as Credit Grade C Mortgage
Loans, in each case as described generally in the Prospectus Supplement.

(xxxi)      No more than 42.9% of the Group II  Loans have been  classified by
RFC as Credit  Grade A4  Mortgage  Loans,  no more than 34.2% of the  Group II
Loans have been  classified by RFC as Credit Grade A5 Mortgage  Loans, no more than 11.2% of the Group II  Loans have been  classified by RFC as Credit Grade
AX  Mortgage  Loans,  no  more  than  6.2% of the  Group II  Loans  have  been classified by RFC as Credit Grade AM Mortgage  Loans, no more than 2.8% of the
Group II  Loans have been  classified by RFC as Credit Grade B Mortgage  Loans and no more than 3.0% of the  Group II  Loans have been  classified  by RFC as
Credit  Grade C Mortgage  Loans,  in each case as  described  generally in the
Prospectus Supplement.

(xxxii)       No  Mortgage  Loan is a graduated  payment  loan or has a shared appreciation or contingent interest feature.

(xxxiii)    With respect to each Mortgage Loan,  either (i) each Mortgage Loan contains a  customary  provision  for the  acceleration  of the payment of the unpaid  principal  balance  of the  Mortgage  Loan in the  event  the  related
Mortgaged  Property  is  sold  without  the  prior  consent  of the  mortgagee thereunder  or (ii) the Mortgage  Loan is  assumable  pursuant to the terms of the Mortgage Note.

(xxxiv)     No  Mortgage  Loan  provides  for  deferred  interest  or negative amortization.

(xxxv)      None of the Mortgage Loans are buydown Mortgage Loans.

(xxxvi)     Each  Mortgaged  Property is a single parcel of real estate with a one- to four-unit  single family  residence  thereon,  a  condominium  unit, a manufactured housing unit, a unit in a townhouse,  a planned unit development, a leasehold or a modular home; and no Mortgage  Property  consists of a mobile home or a  manufactured  housing unit that is not  permanently  affixed to its foundation.

(xxxvii)    No more than  approximately  31.9% and 37.8% of the Group I  Loans and Group II Loans,  respectively,  were made to Mortgagors with credit scores as  described  generally  in the  Prospectus  Supplement  of  less  than  600, excluding  Mortgagors  whose  credit  scores  are not  available  to RFC.  The weighted  average of the credit  scores for the Group I Loans and the Group II
Loans for which Credit Scores are available to RFC was  approximately  629 and
615, respectively, as of the Cut-off Date.

(xxxviii)   No   instrument   of  release  or  waiver  has  been  executed  in
connection  with the Mortgage  Loans,  and no Mortgagor has been released,  in whole or in part from its obligations in connection with a Mortgage Loan.

(xxxix)     The  weighted  average  remaining  term to stated  maturity of the
Group I  Loans  and  the  Group II  Loans,  as of the  cut-off  date,  will be approximately  361 months and 362 months,  respectively.  The weighted average original term to maturity of the Group I Loans and the Group II  Loans,  as of
the  cut-off  date,  will  be   approximately   345  months  and  349  months,
respectively.

(xl)  No Group I Loan has a prepayment  penalty term that extends  beyond five years after the date of origination.

(xli) Approximately  64.7% of the  Group I Loans  and  65.8%  of the  Group II
Loans are Balloon Mortgage Loans.

(xlii)      None of the Mortgage Loans are loans that,  under applicable state or local law in effect at the time of  origination  of such Mortgage Loan, are referred to as (1) "high  cost" or  "covered"  loans or (2) any other  similar designation  if the law  imposes  greater  restrictions  or  additional  legal liability for  residential  mortgage  loans with high interest  rates,  points and/or fees.

(xliii)     Each Mortgage Loan as of the time of its  origination  complied in all material  respects  with all  applicable  local,  state and federal  laws, including,  but not limited  to, all  applicable  predatory,  abusive and fair lending laws.

(xliv)      None of the Mortgage  Loans are subject to the Home  Ownership and
Equity Protection Act of 1994 ("HOEPA").

(xlv) None of the  Mortgaged  Properties  are  units in  manufactured  housing developments.

(xlvi)      There is no Mortgage  Loan in the trust that was  originated on or after  October 1, 2002 and before March 7, 2003,  which is secured by property located in the State of Georgia.

(xlvii)     No  Mortgage  Loan  is a  High  Cost  Loan  or  Covered  Loan,  as
applicable (as such terms are defined in the current  version of Appendix E of the  Standard & Poor's  Glossary  For File  Format  For  LEVELS(R)Version  5.7
(attached  hereto as Exhibit  B); and there is no  mortgage  loan in the trust that was  originated on or after  January 1, 2005,  which is a "high cost home loan" as defined under the Indiana Home  Practices Act (I.C.  2409);  provided that no  representation  and  warranty  is made in this  clause  (xlvii)  with respect  to  0.2%  and  0.1%  of  the  Group  I  Loans  and  Group  II  Loans,
respectively,  secured  by  property  located  in the  State of Kansas or with respect  to 0.2%  and  0.1%  of the  Group I Loans  and the  Group  II  Loans,
respectively, secured by property located in the State of West Virginia.

(xlviii)    With  respect  to each  Group  II Loan,  no  borrower  obtained  a prepaid single-premium credit-life,  credit disability, credit unemployment or credit  property  insurance  policy in connection  with the origination of the
Mortgage Loan.

(xlix)      The related  Subservicer or the Master  Servicer for each Mortgage
Loan has fully  furnished,  in accordance  with the Fair Credit  Reporting Act and its implementing  regulations,  accurate and complete  information  (i.e., favorable and unfavorable) on its borrower credit files to Equifax,  Experian,
and  Trans   Union   Credit   Information   Company   (three  of  the   credit
repositories), on a monthly basis.

(l)   The  Subservicer  for each  Mortgage  Loan or the Master  Servicer  will fully  furnish,  in  accordance  with the Fair  Credit  Reporting  Act and its implementing  regulations,  accurate and complete information (i.e., favorable and unfavorable) on its borrower credit files to Equifax,  Experian, and Trans
Union Credit  Information  Company  (three of the credit  repositories),  on a monthly basis.

(li)  With respect to any Group II Loan that  contains a provision  permitting imposition of a penalty upon a prepayment prior to maturity:

          (i) the  Seller's  pricing  methods  include  mortgage  loans with and without prepayment premiums;

          (ii) borrowers  selecting Group II Loans which include such prepayment premiums receive some benefit, (e.g. a rate or fee reduction),  in exchange for selecting a Group II Loan with a prepayment premium;

          (iii) the originator of the Group II Loans had a verifiable  policy of offering  the  borrower,  or  requiring  third-party  brokers  to offer the borrower an array of mortgage  loan  products  that  included  mortage loan products with  prepayment  premiums and mortgage loan products that did not require payment of such a premium;

          (iv) the  prepayment  premium is disclosed to the borrower in the loan documents pursuant to applicable state and federal law;

          (v)  notwithstanding  ay state or  federal  law to the  contrary,  the
     Master  Servicer shall not impose such  prepayment  premium in any instance when the  mortgage  debt is  accelerated  as the  result of the  borrower's default in making the loan payments; and

          (vi) no Group II Loan  has a  prepayment  penalty  term  that  extends beyond three years after the date of origination.

(lii) The  originator  of each  Group II Loan  offered  the  related  borrower mortgage loan  products for which the borrower  qualified and we are not aware that the  originator  encouraged or required the borrower to select a mortgage loan  product that is a higher cost  product  designed  for less  creditworthy borrowers.

(liii)      The  originator of the Group II Loans  adequately  considered  the borrower's ability to make payments by employing underwriting  techniques that considered a variety of factors,  such as: the borrower's  income,  assets and liabilities,  and not solely the collateral  value,  in deciding to extend the credit at the time of origination.

(liv) No borrower  under a Group II Loan in the trust was charged  "points and fees" in an amount  greater than (a) $1,000 or (b) 5% of the principal  amount
of  such  Mortgage   Loan,   whichever  is  greater.   For  purposes  of  this
representation,  "points  and fees"  (x)  include  origination,  underwriting, broker and finder's  fees and charges  that the lender  imposed as a condition of making the  Mortgage  Loan,  whether they are paid to the lender or a third party;  and (y)  exclude  bona fide  discount  points,  fees  paid for  actual services  rendered in connection with the origination of the mortgage (such as attorney's fees, notaries fees and fees paid for property  appraisals,  credit
reports,   surveys,   title   examinations   and   extracts,   flood  and  tax
certifications,  and home  inspections);  the cost of  mortgage  insurance  or
credit-risk  price  adjustments;   the  costs  of  title,  hazard,  and  flood
insurance  policies;  state and local transfer taxes or fees;  escrow deposits
for  the  future   payment  of  taxes  and  insurance   premiums;   and  other
miscellaneous fees and charges,  which miscellaneous fee and charges, in total do not exceed 0.25 percent of the loan amount.

(lv)  With  respect  to any  Group II Loan  originated  on or after  August 1,
2004,  neither the related Mortgage nor the related Mortgage Note requires the borrower to submit to  arbitration  to resolve  any dispute  arising out of or relating in any way to the Mortgage Loan transaction.

(lvi) The  principal  balance at  origination  for each Group II Mortgage Loan that is secured by a single  family  property  located in any state other than the  States of  Hawaii  or  Alaska  did not  exceed  $417,000.  The  principal balance at  origination  for each Group II Mortgage  Loan that is secured by a single  family  property  located  in the  States  of  Hawaii or Alaska or the
Territories  of Guam  or the  Virgin  Islands  did not  exceed  $625,500.  The principal  balance  at  origination  for each Group II  Mortgage  Loan that is secured by a two-,  three- or four-family  property located in any state other than the  States of Hawaii or Alaska  did not  exceed  $553,850,  $645,300  or
$801,950,  respectively.  The principal  balance at origination for each Group
II Mortgage  Loan that is secured by a two-,  three- or  four-family  property located  in the States of Hawaii or Alaska or the  Territories  of Guam or the
Virgin Islands did not exceed $800,775, $967,950 and $1,202,925, respectively.

(lvii)      With  respect  to any  Group II Loan  that is a  subordinate  lien mortgage loan:

(i)   such lien is on a one- to four-family residence that is the principal residence of the borrower;

(ii)  no subordinate lien mortgage loan has an original principal balance
that exceeds one-half of the one-unit limitation for first lien   mortgage
loans, i.e. $208,500 (in Alaska, Guam, Hawaii or Virgin           Islands:
$312,750), without regard to the number of units; and

(iii) the original principal balance of the first lien mortgage loan plus
the original principal balance of any subordinate lien mortgage   loans
relating to the same mortgaged property does not exceed the       applicable
Freddie Mac loan limit for first lien mortgage loans for    that property
type (as set out in Section 4(lvi) above).

(lviii)     No Group II Loan is  "seasoned"  (a seasoned  mortgage loan is one where the date of the  mortgage  note is more than 1 year  before  the date of issuance of the related security).

      Upon  discovery by RFC or upon notice from the Company or the Trustee of a breach of the  foregoing  representations  and  warranties in respect of any
Mortgage Loan, or upon the  occurrence of a Repurchase  Event (as described in
Section 5 below),  which materially and adversely affects the interests of any holders of the  Certificates,  the Certificate  Insurer or the Company in such
Mortgage  Loan  (notice of which  breach or  occurrence  shall be given to the
Company by RFC, if it  discovers  the same),  RFC shall,  within 90 days after the earlier of its  discovery or receipt of notice  thereof,  either cure such breach or  Repurchase  Event in all material  respects or, except as otherwise provided  in Section  2.04 of the  Pooling  and  Servicing  Agreement,  either
(i) purchase  such Mortgage Loan from the Trustee or the Company,  as the case may be, at a price equal to the Purchase  Price for such Mortgage Loan or (ii)
substitute a Qualified  Substitute  Mortgage  Loan or Loans for such  Mortgage
Loan in the manner and subject to the  limitations  set forth in Section  2.04 of the Pooling and Servicing Agreement.  Notwithstanding the foregoing,  it is understood  by the  parties  hereto that a breach of the  representations  and
warranties made in any of clauses   (xliii)  through (lviii) of this Section 4
with respect to any Group II Loan will be deemed to  materially  and adversely affect  the  interests  of the  Holders  of the  Certificates  in the  related
Mortgage Loan.  Notwithstanding  the  foregoing,  RFC shall not be required to cure breaches,  Repurchase Events or purchase or substitute for Mortgage Loans as provided  above if the  substance of such breach or  Repurchase  Event also constitutes  fraud in the  origination  of the Mortgage Loan. If the breach of representation  and warranty that gave rise to the obligation to repurchase or substitute a Mortgage Loan  pursuant to this Section 4 was the  representation set  forth in  clause  (xliii)  of this  Section  4, then RFC shall pay to the
Trust Fund,  concurrently with and in addition to the remedies provided in the preceding sentence, an amount equal to any liability,  penalty or expense that was  actually  incurred  and paid out of or on behalf of the Trust  Fund,  and that directly  resulted from such breach, or if incurred and paid by the Trust
Fund thereafter, concurrently with such payment.

5.    With respect to the Mortgage  Loans,  a  repurchase  event  ("Repurchase
Event") shall have  occurred if it is discovered  that, as of the date hereof, the  related  Mortgage  Loan was not a valid  first lien or junior lien in the case of a Junior Lien Loan on the related  Mortgaged  Property subject only to
(i) the lien of real property taxes and  assessments  not yet due and payable,
(ii) covenants,  conditions,  and restrictions,  rights of way,  easements and other  matters of public  record as of the date of recording of such  Mortgage and such other  permissible  title  exceptions  as are  listed in the  Program
Guide and (iii) other matters to which like  properties  are commonly  subject which  do not  materially  adversely  affect  the  value,  use,  enjoyment  or marketability of the Mortgaged Property.

6.    Concurrently with the execution and delivery hereof,  RFC hereby assigns to the  Company,  and the  Company  hereby  assumes,  all of RFC's  rights and obligations  under the Seller  Contracts with respect to the Mortgage Loans to be serviced under the Pooling and Servicing Agreement,  insofar as such rights and obligations relate to (a) any representations  and warranties  regarding a
Mortgage  Loan made by a Seller  under any Seller  Contract  and any  remedies available under the Seller  Contract for a breach of any such  representations and warranties if (i) the  substance of such breach also constitutes  fraud in the origination of the Mortgage Loan or (ii) the  representation  and warranty relates to the absence of toxic materials or other environmental  hazards that could  affect  the  Mortgaged  Property,  or (b) the  Seller's  obligation  to deliver to RFC the  documents  required to be contained  in the Mortgage  File and any rights and  remedies  available  to RFC under the Seller  Contract  in respect  of such  obligation  or in the event of a breach of such  obligation;
provided that,  notwithstanding the assignment and assumption  hereunder,  RFC
shall   have  the   concurrent   right  to   exercise   remedies   and  pursue
indemnification  upon a breach by a Seller under any Seller Contract of any of its representations  and warranties.  If the Company or RFC asserts that it is not required to cure breaches or to purchase or substitute  for Mortgage Loans under the Pooling and Servicing  Agreement because the substance of the breach also  constitutes  fraud in the  origination  of any Mortgage  Loan,  then the substance of the related  breach shall  automatically  be deemed to constitute fraud in the  origination  of a Mortgage  Loan for  purposes  of clause (i) of this Section 6.

7.    RFC hereby  represents  and warrants to the Company that with respect to each  Mortgage  Loan,  the REMIC's tax basis in each  Mortgage  Loan as of the
Closing Date is equal to or greater than 100% of the Stated Principal  Balance thereof.

8.    This  Agreement  shall inure to the  benefit of and be binding  upon the parties  hereto and their  respective  successors  and  assigns,  and no other person shall have any right or obligation hereunder.

9.    RFC, as master  servicer under the Pooling and Servicing  Agreement (the
"Master  Servicer"),  shall not waive (or permit a sub-servicer  to waive) any
Prepayment  Charge  unless:  (i) the  enforceability  thereof  shall have been limited by bankruptcy, insolvency, moratorium,  receivership and other similar laws relating to creditors' rights generally,  (ii) the enforcement thereof is illegal,  or any local, state or federal agency has threatened legal action if the prepayment  penalty is enforced,  (iii) the  collectability  thereof shall have been limited due to  acceleration  in connection  with a  foreclosure  or other  involuntary  payment or (iv) such waiver is standard  and  customary in servicing  similar  Mortgage  Loans and  relates to a default or a  reasonably foreseeable  default  and  would,  in the  reasonable  judgment  of the Master
Servicer,  maximize  recovery of total proceeds  taking into account the value of such Prepayment  Charge and the related Mortgage Loan. In no event will the
Master Servicer waive a Prepayment  Charge in connection with a refinancing of a Mortgage  Loan that is not related to a default or a reasonably  foreseeable default.  If a Prepayment  Charge is waived,  but does not meet the  standards described  above,  then the Master  Servicer  is required to pay the amount of such waived  Prepayment  Charge to the holder of the Class SB  Certificates at the time that the amount  prepaid on the related  Mortgage Loan is required to be deposited into the Custodial Account.  Notwithstanding any other provisions of this Agreement,  any payments made by the Master Servicer in respect of any waived Prepayment  Charges pursuant to this Section shall be deemed to be paid outside of the Trust Fund and not part of any REMIC.

                    [Signatures begin on following page.]

OHS West:260112741.3
      IN WITNESS  WHEREOF,  the parties have entered into this  Assignment and
Assumption Agreement as of the date first above written.

                                    RESIDENTIAL FUNDING COMPANY, LLC

                                    By:________________________________
                                    Name:
                                    Title:

                                    RESIDENTIAL ASSET SECURITIES CORPORATION

                                    By:________________________________
                                    Name:
                                    Title:

                                  EXHIBIT A

                      LIST OF JUNIOR LIEN MORTGAGE LOANS

                          [ON FILE WITH THE TRUSTEE]

                                  EXHIBIT B

               APPENDIX E OF THE STANDARD & POOR'S GLOSSARY FOR
                     FILE FORMAT FOR LEVELS(R)VERSION 5.7

                                                        REVISED April 18, 2006

            APPENDIX E - STANDARD & POOR'S PREDATORY LENDING CATEGORIES

            Standard & Poor's has categorized loans governed by
anti-predatory lending laws in the Jurisdictions listed below into three categories based upon a combination of factors that include (a) the risk exposure associated with the assignee liability and (b) the tests and thresholds set forth in those laws. Note that certain loans classified by the relevant statute as Covered are included in Standard & Poor's High Cost Loan
Category because they included thresholds and tests that are typical of what is generally considered High Cost by the industry.

            STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION

--------------------------------------------------------------------------------
                                                              CATEGORY UNDER
                         NAME OF ANTI-PREDATORY LENDING      APPLICABLE ANTI-
  STATE/JURISDICTION           LAW/EFFECTIVE DATE         PREDATORY LENDING LAW
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Arkansas                Arkansas Home Loan Protection     High Cost Home Loan
                        Act,
                        Ark. Code Ann.ss.ss.23-53-101 et
                        seq.

                        Effective July 16, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Cleveland Heights, OH   Ordinance No. 72-2003 (PSH), Mun. Covered Loan
                        Codess.ss.757.01 et seq.

                        Effective June 2, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Colorado                Consumer Equity Protection,       Covered Loan
                        Colo. Stat.
                        Ann.ss.ss.5-3.5-101 et seq.

                        Effective for covered loans
                        offered or entered into on or
                        after January 1, 2003. Other
                        provisions of the Act took
                        effect on June 7, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Connecticut             Connecticut Abusive Home Loan     High Cost Home Loan
                        Lending Practices Act, Conn.
                        Gen. Stat.
                        ss.ss.36a-746 et seq.

                        Effective October 1, 2001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
District of Columbia    Home Loan Protection Act, D.C.    Covered Loan
                        Code
                        ss.ss.26-1151.01 et seq.

                        Effective for loans closed on or
                        after January 28, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Florida                 Fair Lending Act, Fla. Stat.      High Cost Home Loan
                        Ann.ss.ss.
                        494.0078 et seq.

                        Effective October 2, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  STATE/JURISDICTION     NAME OF ANTI-PREDATORY LENDING       CATEGORY UNDER
                               LAW/EFFECTIVE DATE            APPLICABLE ANTI-
                                                          PREDATORY LENDING LAW
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Georgia (Oct. 1, 2002 - Georgia Fair Lending Act, Ga.     High Cost Home Loan
Mar. 6, 2003)           Code
                        Ann.ss.ss.7-6A-1 et seq.

                        Effective October 1, 2002 -
                        March 6 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Georgia as amended      Georgia Fair Lending Act, Ga.     High Cost Home Loan
(Mar. 7, 2003 -         Code
current)                Ann.ss.ss.7-6A-1 et seq.

                        Effective for loans closed on or
                        after
                        March 7, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
HOEPA Section 32        Home Ownership and Equity         High Cost Loan
                        Protection
                        Act of 1994, 15 U.S.C.ss.1639, 12
                        C.F.R.ss.ss.226.32 and 226.34

                        Effective October 1, 1995,
                        amendments
                        October 1, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Illinois                High Risk Home Loan Act, Ill.     High Risk Home Loan
                        Comp.
                        Stat. tit. 815,ss.ss.137/5 et seq.

                        Effective January 1, 2004 (prior
                        to this date, regulations under
                        Residential
                        Mortgage License Act effective
                        from May 14, 2001)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Kansas                  Consumer Credit Code, Kan. Stat.  High Loan to Value
                        Ann.                              Consumer Loan (id.ss.
                        ss.ss.16a-1-101 et seq.              16a-3-207) and;

                        Sections 16a-1-301 and 16a-3-207
                        became effective April 14, 1999;
                        Section 16a-3-308a became
                        effective July 1, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                          High APR Consumer
                                                          Loan (id.ss.
                                                          16a-3-308a)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Kentucky                2003 KY H.B. 287 - High Cost Home High Cost Home Loan
                        Loan Act, Ky. Rev. Stat.ss.ss.
                        360.100 et seq.

                        Effective June 24, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Maine                   Truth in Lending, Me. Rev. Stat.  High Rate High Fee
                        tit. 9-                           Mortgage
                        A,ss.ss.8-101 et seq.

                        Effective September 29, 1995 and
                        as amended from time to time
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  STATE/JURISDICTION     NAME OF ANTI-PREDATORY LENDING       CATEGORY UNDER
                               LAW/EFFECTIVE DATE            APPLICABLE ANTI-
                                                          PREDATORY LENDING LAW
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Massachusetts           Part 40 and Part 32, 209 C.M.R.   High Cost Home Loan
                        ss.ss.
                        32.00 et seq. and 209 C.M.R.ss.ss.
                        40.01 et seq.

                        Effective March 22, 2001 and
                        amended from time to time
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Nevada                  Assembly Bill No. 284, Nev. Rev.  Home Loan
                        Stat.
                        ss.ss.598D.010 et seq.

                        Effective October 1, 2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
New Jersey              New Jersey Home Ownership         High Cost Home Loan
                        Security
                        Act of 2002, N.J. Rev. Stat.ss.ss.
                        46:10B- 22 et seq.

                        Effective for loans closed on or
                        after November 27, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
New Mexico              Home Loan Protection Act, N.M.    High Cost Home Loan
                        Rev.
                        Stat.ss.ss.58-21A-1 et seq.

                        Effective as of January 1, 2004;
                        Revised
                        as of February 26, 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
New York                N.Y. Banking Law Article 6-1      High Cost Home Loan

                        Effective for applications made
                        on or after April 1, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
North Carolina          Restrictions and Limitations on   High Cost Home Loan
                        High
                        Cost Home Loans, N.C. Gen. Stat.
                        ss.ss.24-1.1E et seq.

                        Effective July 1, 2000; amended
                        October 1, 2003 (adding open-end
                        lines of credit)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Ohio                    H.B. 386 (codified in various     Covered Loan
                        sections of the Ohio Code), Ohio
                        Rev. Code Ann.ss.ss.1349.25 et seq.

                        Effective May 24, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Oklahoma                Consumer Credit Code (codified    Subsection 10 Mortgage
                        in various sections of Title 14A)

                        Effective July 1, 2000; amended
                        effective January 1, 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  STATE/JURISDICTION     NAME OF ANTI-PREDATORY LENDING       CATEGORY UNDER
                               LAW/EFFECTIVE DATE            APPLICABLE ANTI-
                                                          PREDATORY LENDING LAW
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
South Carolina          South Carolina High Cost and      High Cost Home Loan
                        Consumer Home Loans Act, S.C.
                        Code
                        Ann.ss.ss.37-23-10 et seq.

                        Effective for loans taken on or
                        after January 1, 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
West Virginia           West Virginia Residential         West Virginia
                        Mortgage Lender, Broker and       Mortgage Loan Act Loan
                        Servicer Act, W.
                        Va. Code Ann.ss.ss.31-17-1 et seq.

                        Effective June 5, 2002
--------------------------------------------------------------------------------

            STANDARD & POOR'S COVERED LOAN CATEGORIZATION

--------------------------------------------------------------------------------
  STATE/JURISDICTION     NAME OF ANTI-PREDATORY LENDING       CATEGORY UNDER
                                                             APPLICABLE ANTI-
                               LAW/EFFECTIVE DATE         PREDATORY LENDING LAW
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Georgia (Oct. 1, 2002 - Georgia Fair Lending Act, Ga.     Covered Loan
Mar. 6, 2003)           Code
                        Ann.ss.ss.7-6A-1 et seq.

                        Effective October 1, 2002 -
                        March 6, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
New Jersey              New Jersey Home Ownership         Covered Home Loan
                        Security
                        Act of 2002, N.J. Rev. Stat.ss.ss.
                        46:10B 22 et seq.

                        Effective November 27, 2003 -
                        July 5, 2004
--------------------------------------------------------------------------------

            STANDARD & POOR'S HOME LOAN CATEGORIZATION

--------------------------------------------------------------------------------
  STATE/JURISDICTION     NAME OF ANTI-PREDATORY LENDING       CATEGORY UNDER
                                                             APPLICABLE ANTI-
                               LAW/EFFECTIVE DATE         PREDATORY LENDING LAW
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Georgia (Oct. 1, 2002 - Georgia Fair Lending Act, Ga.     Home Loan
Mar. 6, 2003)           Code
                        Ann.ss.ss.7-6A-1 et seq.

                        Effective October 1, 2002 -
                        March 6, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
New Jersey              New Jersey Home Ownership         Home Loan
                        Security
                        Act of 2002, N.J. Rev. Stat.ss.ss.
                        46:10B- 22 et seq.

                        Effective for loans closed on or
                        after November 27, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
New Mexico              Home Loan Protection Act, N.M.    Home Loan
                        Rev. Stat.ss.ss.58-21A-1 et seq.

                        Effective as of January 1, 2004;
                        Revised as of February 26, 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
North Carolina          Restrictions and Limitations on   Consumer Home Loan
                        High Cost Home Loans, N.C. Gen.
                        Stat.ss.ss.
                        24-1.1E et seq.

                        Effective July 1, 2000; amended
                        October 1, 2003 (adding open-end
                        lines of credit)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
South Carolina          South Carolina High Cost and      Consumer Home Loan
                        Consumer Home Loans Act, S.C.
                        Code Ann.ss.ss.37-23-10 et seq.

                        Effective for loans taken on or
                        after January 1, 2004
--------------------------------------------------------------------------------